                              CONSENT OF ROY ABRAMS


                  I consent to the reference to me as a person to be appointed a Director of Audio Book Club, Inc. under the caption "Management" in the Prospectus included in the Registration Statement on Form SB-2 of Audio Book Club, Inc.



                                                        /s/ Roy Abrams
                                                        -------------------
                                                        Roy Abrams

New York, New York
June 25, 1997